CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Small
Cap Value Fund, Inc. (the "Fund"), hereby certifies, to best of her knowledge, that the Fund's Report on Form N-CSR for the period ended December 31, 2010 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:  February 11, 2011

/s/ Laura S. Adams
-----------------------
Laura S. Adams
President
(sole person responsible for this report)